VIRTUS SGA New Leaders Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—99.6%
Communication Services—9.8%
Kakao Corp.(1)	4,193	$ 179
Match Group, Inc.(1)	3,492	145
NAVER Corp.	918	130
Spotify Technology S.A.(1)	1,593	126
		580

Consumer Discretionary—8.7%
H World Group Ltd.	36,974	159
MercadoLibre, Inc.(1)	198	168
Yum! Brands, Inc.	1,450	186
		513

Consumer Staples—15.8%
China Mengniu Dairy Co., Ltd.(1)	43,338	196
CP ALL PCL Foreign Shares	138,034	272
Fomento Economico Mexicano SAB de C.V. Sponsored ADR	2,325	182
Haleon plc ADR(1)	18,569	149
Raia Drogasil S.A.	30,040	135
		934

Financials—10.4%
First Republic Bank	1,502	183
MSCI, Inc. Class A	445	207
XP, Inc. Class A(1)	14,718	226
		616

Health Care—22.7%
Alcon, Inc.	2,702	185
ICON plc ADR(1)	854	166
IDEXX Laboratories, Inc.(1)	329	134
IQVIA Holdings, Inc.(1)	855	175
M3, Inc.	3,940	107
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	131,970	217
STERIS plc	1,064	197
Veeva Systems, Inc. Class A(1)	982	159
		1,340

Industrials—3.0%
CoStar Group, Inc.(1)	2,298	177
Information Technology—20.1%
Adyen N.V.(1)	117	161
	Shares	Value

Information Technology—continued
Atlassian Corp. Class A(1)	1,450	$ 187
Autodesk, Inc.(1)	1,276	238
EPAM Systems, Inc.(1)	467	153
FleetCor Technologies, Inc.(1)	1,295	238
Workday, Inc. Class A(1)	1,236	207
		1,184

Materials—6.0%
Ball Corp.	3,461	177
Ecolab, Inc.	1,207	176
		353

Real Estate—3.1%
Equinix, Inc.	277	181
Total Common Stocks (Identified Cost $7,176)		5,878

Total Long-Term Investments—99.6% (Identified Cost $7,176)		5,878

TOTAL INVESTMENTS—99.6% (Identified Cost $7,176)		$5,878
Other assets and liabilities, net—0.4%		24
NET ASSETS—100.0%		$5,902

Abbreviations:
ADR	American Depositary Receipt
MSCI	Morgan Stanley Capital International

Footnote Legend:
(1)	Non-income producing.

Country Weightings†
United States	50%
Brazil	9
China	6
Ireland	6
South Korea	5
Thailand	5
Hong Kong	3
Other	16
Total	100%
† % of total investments as of December 31, 2022.
See Notes to Schedule of Investments

VIRTUS SGA New Leaders Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
December 31, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$5,878	$5,878
Total Investments	$5,878	$5,878
There were no securities valued using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2022.
There were no transfers into or out of Level 3 related to securities held at December 31, 2022.
See Notes to Schedule of Investments

VIRTUS SGA New Leaders Growth Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2022
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the Adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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